UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                                        FORM 8-K

                                      CURRENT REPORT
                           Pursuant to Section 13 OR 15(d)
                        of the Securities Exchange Act of 1934

Date of Report: February 22, 2008
                ------------------

                                    DORMAN PRODUCTS, INC.
                     -----------------------------------------------------
                     (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
           of incorporation)           File Number)         Identification No.)


                      3400 East Walnut Street, Colmar, PA, 18915
             --------------------------------------------------------
                  (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 215-997-1800
                                                   -------------
                                 Not Applicable
             --------------------------------------------------------
             (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
         Act (17 CFR 240.14d-2 (b))
|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
         Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operation and Financial Condition.

        The information being furnished in this Item 2.02 and in Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

        On February 22, 2008, Dorman Products, Inc. (the "Company") issued a press release announcing its operating results for the fourth quarter and year ended December 29, 2007. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Item 8.01 Other Events

        On Feburary 22, 2008 the Company announced that its Board of Directors authorized the repurchase of up to 500,000 shares of the Company's outstanding Common Stock. Under this new program, share repurchases may be made from time to time depending on market conditions, share price and availability and other factors at the Company's discretion.

        The Company's repurchase of shares will take place in open market transactions or in privately negotiated transactions in accordance with applicable securities and other laws, including the Securities Exchange Act of 1934. The Company intends to finance the purchase using its available cash and cash equivalents as well as its existing line of credit. Depending on market conditions and other factors, the repurchase program may be commenced or suspended at any time without prior notice. The repurchased shares will be held as treasury stock to be used for general corporate purposes.

        The foregoing brief summary of the Company's press release announcing its stock repurchase program does not purport to be complete and is qualified by reference to the complete text of such press release which is attached to this Current Report on Form 8-K as Exhibit 99.1 and which is incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description

    99.1               Press Release dated February 22, 2008





                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.



Dated: February 22, 2008                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer

EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated February 22, 2008